EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com
For Immediate Release

PERFICIENT RAISES FOURTH QUARTER 2015 REVENUE GUIDANCE

ST. LOUIS (January 11, 2016) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today announced that it is raising its revenue guidance for the fourth quarter of 2015.

The Company expects its fourth quarter services and software revenue, including reimbursed expenses, to be in the range of $131.5 million to $134.5 million, comprised of $113.5 million to $115.5 million of revenue from services including reimbursed expenses and $18 million to $19 million of revenue from sales of software

The revised guidance range of services revenue including reimbursed expenses would represent services revenue growth of 9% to 11% over the fourth quarter of 2014. This revised revenue guidance compares to the previous guidance range of $118 million to $128 million (which included $11 million to $16 million of revenue from sales of software) provided in the third quarter 2015 earnings release distributed and conference call held on November 5, 2015.

"Fourth quarter revenue and performance exceeded our expectations. Those encouraging results, combined with strong bookings during the quarter and year-to-date, have the business executing with significant momentum as 2016 gets underway. We're optimistic these trends will continue and drive meaningful acceleration in organic growth this year," said Jeff Davis, chief executive officer and president.

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting and creative capabilities, Perficient delivers vision, execution and value with outstanding digital experience, business optimization and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, and a Platinum Salesforce Cloud Alliance Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results for 2015 and business outlook for 2015. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2014, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings; and
h)	risk of loss of one or more significant software vendors;
(4)    legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
(6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.